SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  June 4, 1996

                           BALCOR PENSION INVESTORS
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-9198
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State or other jurisdiction             Commission file number

                                        2355 Waukegan Road
                                        Suite A200
Bannockburn, Illinois                   36-2943462
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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a)  Nob Hill Apartments, Phase I

The Partnership made a $1,507,144 loan collateralized by a wrap-around mortgage on the Nob Hill Apartments, Phase I, Winter Park, Florida. The loan was funded in installments during 1979, 1980 and 1981. The Partnership obtained title to the property through foreclosure in 1992, subject to the existing first mortgage loan held by an unaffiliated party. In 1994, the Partnership repaid the first mortgage loan of $216,407.

On June 4, 1996, the Partnership contracted to sell the property for a sale price of $4,775,000 to an unaffiliated party, Ceebraid-Signal Corporation, a Florida corporation. The purchaser has deposited $150,000 into an escrow account as earnest money and will pay the remaining $4,625,000 at closing, scheduled for July 1, 1996. From the proceeds of the sale, the Partnership will pay closing costs and $143,250 to an unaffiliated party as a brokerage commission. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b) Huntington Plaza Shopping Center

As previously reported, on April 26, 1996, the Partnership contracted to sell the Huntington Plaza Shopping Center, Huntington, Indiana, to an unaffiliated party, J. Herzog & Sons, Inc. ("Herzog") for a sale price of $2,400,000.
Herzog subsequently assigned its rights under the contract to an affiliate, Huntington #1 1996, LLC, a Colorado limited liability company. The sale closed on May 23, 1996. The Partnership received approximately $306,000 in the form of a purchase money note (the "Note") collateralized by a junior mortgage on the property. After payment of sale costs and prorations of approximately $54,000, the Partnership received cash of approximately $2,040,000. Neither the General Partner, its affiliates nor any unaffiliated third party received a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

As previously described, pursuant to an agreement executed in 1993 with the holder of the second mortgage on the property (the "Second Mortgagee") at the time the Partnership obtained title to the property, the Second Mortgagee was entitled to a share of proceeds upon the sale of the property. The Second Mortgagee has accepted an assignment of the Note as a portion of its share. The Partnership and Second Mortgagee will receive approximately $1,873,000 and $167,000, respectively, from the cash portion of the sale, subject to possible adjustments in accordance with the agreement with the Second Mortgagee.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Nob Hill Apartments, Winter Park, Florida.

          No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR PENSION INVESTORS

                         By:  Balcor Mortgage Advisors, an Illinois
                              general partnership, its general
                              partner

                         By:  RGF-Balcor Associates,
                              an Illinois general partnership,
                              a partner

                         By:  The Balcor Company,
                              a Delaware corporation,
                              a partner

                         By:  /s/  Jerry M. Ogle
                              ------------------------------------
                              Jerry M. Ogle, Vice President
                              and Secretary

Dated:  June 18, 1996
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